UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2008

AMERICAN CARESOURCE HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33094 (Commission File Number)	20-0428568 (IRS Employer Identification No.)

5429 Lyndon B. Johnson Freeway, Suite 700, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 308-6830

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 4, 2008 Sami S. Abbasi was appointed to the Board of Directors (the “Board”) of American CareSource Holdings, Inc. (the “Registrant”). Mr. Abbasi will join the Board's audit committee.

In connection with his appointment to the Board, Mr. Abbasi was granted a stock option to purchase 25,000 shares of the Registrant’s common stock, at an exercise price of $7.80, the closing price of the Registrant’s common stock as reported on The American Stock Exchange on September 4, 2008.  The stock option will vest in three equal annual installments commencing September 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CARESOURCE HOLDINGS, INC.

Date: September 10, 2008	By:	/s/ Matthew D. Thompson
Matthew D. Thompson
Principal Accounting Officer and Controller